EXHIBIT 99.2



                         SALE AND SERVICING AGREEMENT




                                     Among

                MELLON HOME EQUITY LINE OF CREDIT TRUST 2001-1,
                                    Trust,


                     J.P. MORGAN ACCEPTANCE CORPORATION I,
                                  Depositor,


                              MELLON BANK, N.A.,
                            as Seller and Servicer,




                                      and



                       WELLS FARGO BANK MINNESOTA, N.A.,
                             as Indenture Trustee






                           Dated as of March 1, 2001


                               TABLE OF CONTENTS
                        (Not a Part of this Agreement)

                                                                           Page

Parties.......................................................................1
Recitals......................................................................1


     ARTICLE I DEFINITIONS; RULES OF CONSTRUCTION.............................1

       Section 1.1  Definitions...............................................1
       Section 1.2  Use of Words and Phrases..................................1
       Section 1.3  Captions; Table of Contents...............................2
       Section 1.4  Opinions..................................................2

     ARTICLE II CONVEYANCE OF MORTGAGE LOANS..................................2

       Section 2.1  Conveyance of the Mortgage Loans..........................2
       Section 2.2  Acceptance by Indenture Trustee; Certain
                    Substitutions of Mortgage Loans; Certification by
                    Indenture Trustee.........................................8
       Section 2.3  Qualified Replacement Mortgage Loans......................9
       Section 2.4  Cooperation Procedures...................................11
       Section 2.5  Retransfers of Mortgage Loans at Election of Seller......11

     ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                    THE SELLER AND THE SERVICER..............................12

       Section 3.1  Representations and Warranties of the Seller.............12
       Section 3.2  Representations and Warranties of the Servicer...........14
       Section 3.3  Representations and Warranties of the Seller  with
                    Respect to the Mortgage Loans; Retransfer of Certain
                    Mortgage Loans...........................................16
       Section 3.4  Covenants of Seller to Take Certain Actions with
                    Respect to the Mortgage Loans In Certain Situations......22

     ARTICLE IV SERVICING AND ADMINISTRATION OF MORTGAGE
                    LOANS....................................................23

       Section 4.1  The Servicer.............................................23
       Section 4.2  Collection of Certain Mortgage Loan Payments;
                    Mortgage Loan Payment Record.............................26
       Section 4.3  Withdrawals from the Principal and Interest Account......28
       Section 4.4  Maintenance of Hazard Insurance; Property Protection
                    Expenses.................................................28
       Section 4.5  Assumption and Modification Agreements...................29
       Section 4.6  Realization Upon Defaulted Mortgage Loans................29
       Section 4.7  Indenture Trustee to Cooperate...........................30
       Section 4.8  Servicing Compensation; Payment of Certain Expense
                    by Servicer..............................................31
       Section 4.9  Annual Statement as to Compliance........................31
       Section 4.10 Annual Servicing Report..................................31
       Section 4.11 Access to Certain Documentation and Information
                    Regarding the Mortgage Loans.............................32
       Section 4.12 Maintenance of Certain Servicing Insurance Policies......32
       Section 4.13 Reports to the Securities and Exchange Commission........32
       Section 4.14 Servicer Report..........................................33
       Section 4.15 Liability of Servicer....................................33
       Section 4.16 Subservicing Agreements Between Servicer and
                    Subservicers.............................................34
       Section 4.17 Resignation of the Servicer..............................34
       Section 4.18 P&I Advances.............................................35

     ARTICLE V SERVICING TERMINATION.........................................35

       Section 5.1  Events of Servicing Termination..........................35
       Section 5.2  Inspections by Insurer...................................39
       Section 5.3  Merger, Conversion, Consolidation or Succession to
                    Business of Servicer.....................................39
       Section 5.4  Notification to Noteholders..............................39
       Section 5.5  Notices of Material Events...............................39

     ARTICLE VI ADMINISTRATIVE DUTIES OF THE SERVICER........................40

       Section 6.1  Administrative Duties with Respect to the Indenture......40
       Section 6.2  Records..................................................42
       Section 6.3  Additional Information to be Furnished to the Trust......42

     ARTICLE VII MISCELLANEOUS...............................................42

       Section 7.1  Compliance Certificates and Opinions.....................42
       Section 7.2  Form of Documents Delivered to the Indenture Trustee.....43
       Section 7.3  Acts of Noteholders......................................43
       Section 7.4  Notices, etc. to Indenture Trustee.......................44
       Section 7.5  Notices and Reports to Noteholders; Waiver of Notices....44
       Section 7.6  Successors and Assigns...................................45
       Section 7.7  Severability.............................................45
       Section 7.8  Benefits of Agreement....................................45
       Section 7.9  Legal Holidays...........................................45
       Section 7.10 Governing Law............................................45
       Section 7.11 Counterparts.............................................46
       Section 7.12 Usury....................................................46
       Section 7.13 Amendment................................................46
       Section 7.14 The Insurer..............................................47
       Section 7.15 Notices..................................................47
       Section 7.16 Limitation of Liability..................................49

SCHEDULE I........   --  Schedule of Mortgage Loans

EXHIBIT A.........   --  [Reserved]
EXHIBIT B.........   --  [Reserved]
EXHIBIT C.........   --  [Reserved]
EXHIBIT D.........   --  Form of Trustee's Acknowledgement of Receipt
EXHIBIT E.........   --  Form of Certification
EXHIBIT F.........   --  Form of Servicer's Trust Receipt


         SALE AND SERVICING AGREEMENT, dated as of March 1, 2001, by and among MELLON HOME EQUITY LINE OF CREDIT TRUST 2001-1, a Delaware business trust (the "Trust"), J.P. MORGAN ACCEPTANCE CORPORATION I, a Delaware corporation, and depositor (the "Depositor"), MELLON BANK, N.A., a national banking association (the "Bank"), in its capacity as seller (in such capacity, the "Seller") and in its capacity as servicer (in such capacity, the "Servicer"), and WELLS FARGO BANK MINNESOTA, N.A., a national banking association, in its capacity as indenture trustee (the "Indenture Trustee").

         WHEREAS, the Depositor desires to purchase a portfolio of Mortgage Loans (as defined herein) originated by the Seller;

         WHEREAS, the Seller is willing to sell or cause or direct to be sold such Mortgage Loans to the Depositor;

         WHEREAS, the Depositor desires to transfer such Mortgage Loans to the Trust and the Trust desires to acquire such Mortgage Loans from the Depositor;

         WHEREAS, the Servicer has agreed to service such Mortgage Loans, which constitute the principal assets of the Trust Estate;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Seller, the Servicer, the Trust, the Depositor and the Indenture Trustee hereby agree as follows:


                                   ARTICLE I

                      DEFINITIONS; RULES OF CONSTRUCTION

         Section 1.1       Definitions.

         Except as otherwise specified herein, capitalized terms used in this Agreement are defined in Annex 1 to the Indenture, dated as of March 1, 2001 (the "Indenture"), between Mellon Home Equity Line of Credit Trust 2001-1 and Wells Fargo Bank Minnesota, N.A., as Indenture Trustee. Defined terms include, as appropriate, all genders and the plural as well as the singular.

         Section 1.2       Use of Words and Phrases.

         "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders. As used herein, any form of the word "include" shall be deemed to be followed by the words "without limitation."

         Section 1.3       Captions; Table of Contents.

         The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

         Section 1.4       Opinions.

         Each opinion with respect to the validity, binding nature and enforceability of documents or Notes may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy. Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS

         Section 2.1       Conveyance of the Mortgage Loans.

         (a) The Seller, concurrently with the execution and delivery hereof, hereby sells, assigns, transfers, sets over and otherwise conveys or shall request or cause to be transferred, sold, assigned, set over and otherwise conveyed to the Depositor, and the Depositor hereby purchases and acquires, without recourse (subject to the Seller's obligations herein), all right, title and interest of the Seller in and to: (i) all Mortgage Loans listed on the Schedule of Mortgage Loans, and their respective Principal Balances (including all Additional Balances) and all principal and interest collections in respect thereof after the Cut-Off Date; (ii) all Mortgaged Properties to the extent that they are acquired by foreclosure or deed in lieu of foreclosure; (iii) all of the Seller's rights under any Mortgage Insurance Policies covering the Mortgaged Properties; (iv) all Mortgage Files and other documents relating to the foregoing; (v) all amounts held in the Accounts (excluding net investment earnings on the Principal and Interest Account and the Note Account); (vi) all proceeds with respect to the foregoing; and (vii) all other assets included or to be included in the Trust Estate created under the Indenture for the benefit of Noteholders and the Insurer; provided, however, that neither the Depositor nor any of its Assignees (including the Trust and the Indenture Trustee) shall assume any obligation under any Credit Line Agreement that provides for the funding of future advances to the Mortgagor thereunder, it being understood that neither the Depositor nor any of its Assignees (including the Trust and the Indenture Trustee) shall be required or permitted to fund any such future advances.

         On or before the Closing Date, the Seller will cause the Insurer to deliver the Policy to the Indenture Trustee for the benefit of the Noteholders of the Notes.

         As full consideration for the Seller's sale, assignment, transfer, set-over and conveyance to the Depositor of all of its right, title and interest in and to the Mortgage Loans and the other rights and properties specified above, the Depositor shall (A) pay to or upon the order of the Seller $667,327,500 in immediately available funds representing the proceeds of the sale of the Notes, net of any underwriting discounts and other transaction costs (including the cost of obtaining the Policy as described above), and (B) direct the issuance of one or more Certificates evidencing in the aggregate 100% of the beneficial ownership interest in the Trust to or upon the order of the Seller or its designees, all in such amounts as the Seller shall determine on or before the Closing Date.

         (b) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.1(a) above) by the Seller to the Depositor as contemplated by Section 2.1(a) be construed as a sale of the Mortgage Loans by the Seller to the Depositor. It is not the intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Depositor or any of the Depositor's Assignees (including the Indenture Trustee) to secure a debt or other obligation of the Seller or any Assignor of the Seller. However, in the event and to the extent that, notwithstanding the intent of the parties hereto, any or all of the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.1(a) above) are held to be property of the Seller or any of its Assignors, then:

                     (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York UCC;

                     (ii) the conveyance provided for herein in Section 2.1(b) shall be deemed to be a grant by the Seller to the Depositor of a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in
         Section 2.1(a) above) and all amounts payable to the holder of the Mortgage Loans and/or such rights or properties in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including all amounts from time to time held or invested in the Accounts (excluding net investment earnings on the Principal and Interest Account and the Note Account), whether in the form of cash, instruments, securities or other property;

                     (iii) the possession by the Depositor or any of its Assignees or their respective bailees or agents of items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York UCC;

                     (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositor for the purpose of perfecting such security interest under applicable law; and

                     (v) the obligations secured by the first priority security interest described in clause (ii) above shall be deemed to include any and all obligations of the Depositor or any of its Assignees (including the Trust) to pay the principal of and interest on the Notes to the Noteholders and to pay the fees, expenses and other amounts required to be paid to the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer and the Certificateholders, all in accordance with and otherwise subject to the Operative Documents (including the Indenture).

         Any assignment or other transfer of the interest of the Depositor under any provision hereof (including but not limited to Section 2.1(d) below) shall also be deemed to be an assignment of any security interest created hereby. Each of the Seller and the Depositor shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law for the benefit of the Depositor and its Assignees and would be maintained as such throughout the terms of this Agreement and the Indenture. The Seller also covenants not to pledge, assign or grant any security interest to any third party in any Mortgage Loan conveyed to the Depositor hereunder.

         (c) Upon the Depositor's request, the Seller shall perform (or cause to be performed) such further acts and execute, acknowledge and deliver (or cause to be executed, acknowledged and delivered) to the Depositor such further documents as the Depositor shall deem necessary or advisable in order to evidence, establish, maintain, protect, enforce or defend its rights in and to the Mortgage Loans and other rights and properties transferred hereunder or otherwise to carry out the intent and accomplish the purposes of this Agreement (including UCC-1 financing statements naming the Seller as debtor and the Depositor as secured party and any continuation statements relating thereto).

         (d) The Depositor, immediately after the purchase and sale described in Section 2.1(a) above but otherwise concurrently with the execution and delivery hereof, hereby transfers, sets over and otherwise conveys, to the Trust, and the Trust hereby acquires without recourse (subject to the Depositor's obligations herein), all right, title and interest of the Depositor in and to: (i) all Mortgage Loans listed on the Schedule of Mortgage Loans including their respective Principal Balances (including all Additional Balances) and all principal and interest collected after the Cut-Off Date;
(ii) all Mortgaged Properties to the extent that they are acquired by foreclosure or deed in lieu of foreclosure; (iii) all of the Seller's rights under any Mortgage Insurance Policies covering the Mortgaged Properties; (iv) all Mortgage Files and other documents relating to the foregoing; (v) all amounts held in the Accounts (excluding net investment earnings on the Principal and Interest Account and the Note Account); (vi) all proceeds with respect to the foregoing; and (vii) all other assets included or to be included in the Trust Estate created under the Indenture for the benefit of Noteholders and the Insurer; provided, however, that neither the Trust nor any of its Assignees (including the Indenture Trustee) shall assume any obligation under any Credit Line Agreement that provides for the funding of future advances to the Mortgagor thereunder, it being understood that neither the Trust nor any of its Assignees (including the Indenture Trustee) shall be required or permitted to fund any such future advances. In addition, on or before the Closing Date, the Depositor will cause the Policy to be delivered to the Indenture Trustee for the benefit of the Noteholders. As full consideration for the Depositor's transfer, set-over and conveyance to the Trust of all of its right, title and interest in and to the Mortgage Loans and the other rights and properties specified above, the Trust shall (x) issue to or upon the order of the Depositor all of the Notes upon their issuance and
(y) issue to or upon the order of the Depositor one or more Certificates evidencing in the aggregate 100% of the beneficial ownership interest in the Trust.

         (e) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.1(d) above) by the Depositor to the Trust as contemplated by Section 2.1(d) be construed as a sale of the Mortgage Loans by the Depositor to the Trust. It is, further, not the intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trust or any of the Trust's Assignees (including the Indenture Trustee) to secure a debt or other obligation of the Depositor or any Assignor of the Depositor. However, in the event and to the extent that, notwithstanding the intent of the parties hereto, any or all of the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.1(d) above) are held to be property of the Depositor or any of its Assignors, then:

                     (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York UCC;

                     (ii) the conveyance provided for herein in Section 2.1(d) shall be deemed to be a grant by the Depositor to the Trust of a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans (including the related Mortgage Files and the other rights and properties described in Section 2.1(a) above) and all amounts payable to the holder of the Mortgage Loans and/or such rights or properties in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including all amounts from time to time held or invested in the Accounts (excluding net investment earnings on the Principal and Interest Account and the Note Account), whether in the form of cash, instruments, securities or other property;

                     (iii) the possession by the Trust or any of its Assignees or their respective bailees or agents of items of property that constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the California UCC;

                     (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trust for the purpose of perfecting such security interest under applicable law; and

                     (v) the obligations secured by the first priority security interest described in clause (ii) above shall be deemed to include any and all obligations of the Trust or any of its Assignees to pay the principal of and interest on the Notes to the Noteholders and to pay the fees, expenses and other amounts required to be paid to the Servicer, the Indenture Trustee, the Owner Trustee, the Insurer and the Certificateholders, all in accordance with and otherwise subject to the Operative Documents (including the Indenture).

         Any assignment or other transfer of the interest of the Trust under any provision hereof shall also be deemed to be an assignment of any security interest created hereby. Each of the Depositor and the Trust shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law for the benefit of the Trust and its Assignees and would be maintained as such throughout the terms of this Agreement and the Indenture. The Depositor also covenants not to pledge, assign or grant any security interest to any third party in any Mortgage Loan conveyed to the Trust hereunder.

         (f) Upon the Trust's request, the Depositor shall perform (or cause to be performed), such further acts and execute, acknowledge and deliver (or cause to be executed, acknowledged and delivered) to the Trust such further documents as the Trust shall deem necessary or advisable in order to evidence, establish, maintain, protect, enforce or defend its rights in and to the Mortgage Loans and other rights and properties transferred hereunder or otherwise to carry out the intent and accomplish the purposes of this Agreement (including filing UCC-1 financing statements naming the Depositor as debtor and the Trust as secured party and any continuation statements relating thereto).

         (g) In connection with the transfer and assignment of the Mortgage Loans, the Seller and the Depositor agree to:

                     (i) cause to be delivered without recourse to the Indenture Trustee on or prior to the 21st day after the Closing Date, or on the Transfer Date with respect to any Qualified Replacement Mortgage Loan, the items listed in clause (a) of the definition of "Mortgage Files"; and

                     (ii) cause to be delivered without recourse to the Servicer, on the Closing Date, or on the Transfer Date with respect to any Qualified Replacement Mortgage Loan, the items listed in the definitions of "Mortgage Files", other than those required to be delivered to the Indenture Trustee as provided in clause (i) above.

         The Servicer acknowledges that it is holding as custodian and bailee for the Indenture Trustee each of the items for each Mortgage File that are delivered to and held by it under this Section 2.1(g) or any other provision of this Agreement.

         (h) Should the long term senior unsecured debt rating of the Seller fall below "BBB" by Standard & Poor's or "Baa2" by Moody's or an Event of Default shall occur, the Seller shall notify the Indenture Trustee and as promptly as practicable but in any case within 90 days of the event, (1) the Servicer shall, at the Seller's expense, cause to be delivered to the Indenture Trustee the items listed in the definitions of "Mortgage Files" not previously delivered in accordance with Section 2.1(g)(ii) and (2) the Seller shall, at its expense, and for each Mortgage Loan, shall either

                  (x) deliver to the Indenture Trustee an original
         Assignment of Mortgage for such Mortgage Loan in favor of the Indenture Trustee (which may be a blanket assignment if permitted by applicable law) which the Indenture Trustee shall, at the Seller's expense, promptly upon its receipt submit for recordation in the appropriate real property or other records or,

                  (y) deliver to the Indenture Trustee an Opinion of Counsel addressed and acceptable to the Indenture Trustee and the Insurer to the effect that recording is not required to protect the Indenture Trustee's interest in the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Indenture Trustee in the related Mortgage Loan, which Opinion of Counsel also shall be reasonably acceptable to each of the Rating Agencies (as evidenced in writing) or,

                  (z) cause the MERS(R) System to indicate (and provide evidence to the Indenture Trustee that it has done so) that the Mortgage Loan has been assigned by the Seller to the Indenture Trustee in accordance with this Agreement for the benefit of the Noteholders and the Insurer by including in the MERS computer files
         (a) the code "[IDENTIFY TRUSTEE SPECIFIC CODE]" in the field "[IDENTIFY THE FIELD NAME FOR TRUSTEE]" which identifies the Indenture Trustee and (b) the code "[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field" which identifies the Notes by series.

         All recording, if required pursuant to this Section 2.1, shall be accomplished at the expense of the Seller. Notwithstanding anything to the contrary contained in this Section 2.1, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Indenture Trustee of a copy of such Mortgage, such assignment or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         Copies of all Mortgage assignments and any Assignment of Mortgage in recordable form received by the Indenture Trustee or held or received by the Servicer on behalf of the Indenture Trustee shall be kept in the related Mortgage File.

         Concurrent with any delivery required pursuant to clause (g)(i) above, the Servicer shall deliver to the Indenture Trustee for signature powers of attorney for execution, authorizing the Servicer on behalf of the Indenture Trustee to record the Assignments of Mortgage as provided above; provided that the Indenture Trustee shall have no liability and shall be indemnified by the Seller for any loss or expense incurred as a result of the Servicer's use of such powers of attorney. The Indenture Trustee also may execute a new assignment of mortgage for any Mortgage Loan if the original assignment of mortgage delivered by the Seller to the Indenture Trustee is not in recordable form at such time as the assignment of mortgage is to be recorded by the Indenture Trustee.

         If an Assignment of Mortgage is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the Seller shall prepare or cause to be prepared a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

         (i) The Seller shall reflect on its records that the Mortgage Loans have been sold to the Depositor by the Seller, by the Depositor to the Trust and pledged by the Trust to the Indenture Trustee.

         Section 2.2       Acceptance  by  Indenture   Trustee;   Certain
Substitutions   of  Mortgage   Loans; Certification by Indenture Trustee.

         (a) The Indenture Trustee hereby acknowledges its receipt of the Policy and agrees to execute and deliver on the Closing Date and each Transfer Date an acknowledgment of receipt of the Credit Line Agreements delivered by the Seller and declares that it will hold such documents and any amendments, replacement or supplements thereto, as well as any other assets of the Trust Estate and delivered to the Indenture Trustee, as Indenture Trustee in trust upon and subject to the conditions set forth herein, for the benefit of the Noteholders and the Insurer. The Indenture Trustee further agrees to review any Credit Line Agreements delivered by the Seller within 90 days after the later of the Closing Date or the date of receipt of such documents, as applicable, and to deliver to the Seller, the Servicer and the Insurer a Pool Certification to the effect that, as to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such Pool Certification as not covered by such Pool Certification), (i) all documents described in clause (i) of the definition of "Mortgage Files" and required to be delivered to it pursuant to this Agreement are in its possession and (ii) such documents have been reviewed by it and have not been damaged, torn or physically altered and on their face appear to relate to such Mortgage Loan. The Indenture Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to verify the validity, legality, enforceability, sufficiency, due authorization, recordability or genuineness of same or to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall the Indenture Trustee be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Mortgage Loan.

         (b) If the Indenture Trustee during such 90-day period from the Closing Date or the Transfer Date, as applicable, finds any document constituting a part of a Mortgage File which is not properly executed, has not been received within the specified period, or is unrelated to the Mortgage Loans identified in the Schedule of Mortgage Loans, or that any Mortgage Loan does not conform in a material respect to the description thereof as set forth in the Schedule of Mortgage Loans, the Indenture Trustee shall promptly so notify the Seller and the Insurer. In performing any such review, the Indenture Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's review of the items delivered by the Seller pursuant to Section 2.1(g)(i) is limited solely to confirming that the documents listed in Section 2.1(g)(i) have been executed and received, on their face, appear to relate to the Mortgage Files identified in the Schedule of Mortgage Loans and conform materially to the description thereof in the Schedule of Mortgage Loans with regard to Mortgagor name and original Credit Limit.

         The Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Mortgage File of which it is so notified by the Indenture Trustee. If, however, within 60 days after the Indenture Trustee's notice to it respecting such defect the Seller has not remedied or caused to be remedied the defect and the defect materially and adversely affects the interest in the related Mortgage Loan of the Indenture Trustee, Noteholders or of the Insurer, the Seller will then on the next succeeding Business Day (i) substitute in lieu of such Mortgage Loan a Qualified Replacement Mortgage Loan pursuant to Section 2.3 and, deliver the Substitution Amount applicable thereto to the Servicer for deposit in the Principal and Interest Account or (ii) reacquire such Mortgage Loan at a purchase price equal to the Loan Reacquisition Price thereof, which reacquisition price shall be delivered to the Servicer for deposit in the Principal and Interest Account.

         Upon receipt of any Qualified Replacement Mortgage Loan and written notification of the Substitution Amount, if any, or of written notification signed by a Servicing Officer to the effect that the Loan Reacquisition Price in respect of a Unqualified Mortgage Loan has been deposited into the Principal and Interest Account, then within 10 Business Days, the Indenture Trustee shall, at the direction of the Servicer, execute such documents and instruments of transfer including preparing an endorsement and assignment of documents, in each case without recourse, representation or warranty, and take such other actions as shall reasonably be requested by the Seller to effect such transfer by the Trust of such Unqualified Mortgage Loan to the Seller or its designee.

         It is understood and agreed that the obligation of the Seller to accept a transfer of a Unqualified Mortgage Loan and to either convey a Qualified Replacement Mortgage Loan or to make a deposit of any related Loan Reacquisition Price into the Principal and Interest Account shall constitute the sole remedy available to Noteholders, the Insurer and the Indenture Trustee against the Seller.

         The Seller, promptly following the transfer of an Unqualified Mortgage Loan from the Trust pursuant to this Section, shall deliver an amended Schedule of Mortgage Loans to the Indenture Trustee and the Insurer and shall make appropriate entries in its general account records to reflect such transfer. The Servicer shall, following such reacquisition, appropriately mark its records to indicate that it is no longer servicing such Mortgage Loan on behalf of the Trust. The Seller, promptly following such transfer, shall appropriately mark its electronic ledger and make appropriate entries in its general account records to reflect such reacquisition.

         Section 2.3       Qualified Replacement Mortgage Loans.

         (a) A "Qualified Replacement Mortgage Loan" is a Mortgage Loan that substitutes for another pursuant to Section 2.2(b), 3.3 or 3.4 hereof, which with respect to the Mortgage Loan being replaced and as of the Replacement Cut-Off Date (i) has the same interest rate index, a margin over such index and a maximum interest rate at least equal to those applicable to the Mortgage Loan being replaced, (ii) is of the same or better property type and the same or better occupancy status as the replaced Mortgage Loan, (iii) is of the same or better credit quality classification (determined in accordance with the Seller's credit underwriting guidelines), (iv) shall mature no later than February 28, 2026, (v) has a Combined Loan-to-Value Ratio no higher than that of the replaced Mortgage Loan, (vi) has a Principal Balance equal to or less than that of the replaced Mortgage Loan, (vii) is in the same lien position or better, (viii) is not Delinquent, and (ix) complies with the representations and warranties set forth in Section 3.3(a). Except with respect to clause
(vii) above, in the event that one or more mortgage loans are proposed to be substituted for one or more Mortgage Loans, the Insurer may allow the foregoing tests to be met on a weighted average basis or other aggregate basis acceptable to the Insurer, as evidenced by a written approval delivered to the Indenture Trustee and the Seller by the Insurer.

         (b) Each Unqualified Mortgage Loan that is required to be repurchased or substituted pursuant to the provisions of this Agreement shall, upon such reacquisition or substitution in accordance with the provisions hereof, be released from the Trust and from the lien created by the Indenture. As to each Mortgage Loan released from the Trust in connection with the reacquisition thereof or the conveyance of a Qualified Replacement Mortgage Loan therefor, the Indenture Trustee will transfer, assign, set over and otherwise convey without recourse, to or upon the order of the Seller, all of its right, title and interest in and to such released Mortgage Loan and all the Trust's right, title and interest to principal and interest collected on such released Mortgage Loan on and after the first day of the calendar month in which such Mortgage Loan is released; as applicable; provided, however, that the Trust shall reserve and retain all right, title and interest in and to payments of principal and interest collected on such released Mortgage Loan prior to such date.

         (c) As to each Mortgage Loan released from the Trust in connection with the conveyance of a Qualified Replacement Mortgage Loan the Indenture Trustee shall deliver on the date of conveyance of such Qualified Replacement Mortgage Loan, to the Seller, the Mortgage File, properly endorsed without recourse to the Seller.

         (d) The Seller shall, in connection with the delivery of each Qualified Replacement Mortgage Loan to the Indenture Trustee, provide the Indenture Trustee with the information set forth in the Schedule of Mortgage Loans with respect to such Qualified Replacement Mortgage Loan.

         (e) As to any Qualified Replacement Mortgage Loan, the Seller shall, if required to deliver any such Qualified Replacement Mortgage Loan, deliver to the Indenture Trustee and the Servicer, as bailee and custodian for the Indenture Trustee, with respect to such Qualified Replacement Mortgage Loan the respective items from the related Mortgage File as are required in accordance with Section 2.1(g). For any Remittance Period during which the Seller substitutes one or more Qualified Replacement Mortgage Loans, the Servicer shall determine the Substitution Amount, which the Seller shall deposit in the Principal and Interest Account at the time of substitution. All amounts received in respect of the Qualified Replacement Mortgage Loan during the Remittance Period in which the circumstances giving rise to such substitution occur shall not be a part of the Trust Estate and shall not be deposited by the Servicer in the Principal and Interest Account. All amounts received by the Servicer during the Remittance Period in which the circumstances giving rise to such substitution occur in respect of any Unqualified Mortgage Loan so removed by the Trust Estate shall be deposited by the Servicer in the Principal and Interest Account. Upon such substitution, the Qualified Replacement Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed (i) to have made with respect to such Qualified Replacement Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 3.3 and (ii) to have certified that such Mortgage Loan(s) is/are Qualified Replacement Mortgage Loan(s). The procedures applied by the Seller in selecting each Qualified Replacement Mortgage Loan shall not be materially adverse to the interests of the Indenture Trustee, the Noteholders or the Insurer.

         Section 2.4       Cooperation Procedures.

         The Seller, the Servicer and the Indenture Trustee covenant to provide each other with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant reasonably to cooperate with each other in providing any additional information required by any of them in connection with their respective duties hereunder.

         Section 2.5       Retransfers of Mortgage Loans at Election of Seller.

         Subject to the conditions set forth below, the Seller may, but shall not be obligated to (except the Seller shall be obligated upon a breach of a representation or warranty), accept the reassignment of Mortgage Loans held by the Trust as of the close of business on a Payment Date (the "Transfer Date"). On the fifth Business Day (the "Transfer Notice Date") prior to the Transfer Date designated in such notice, the Seller shall give the Indenture Trustee, the Insurer and the Servicer a notice of the proposed reassignment that contains a list of the Mortgage Loans to be reassigned. Such reassignment of Mortgage Loans shall be permitted upon satisfaction of the following conditions:

                     (i) No Rapid Amortization Event has occurred or will occur as a result of such removal;

                     (ii) On the Transfer Notice Date the
         Overcollateralization Amount (after giving effect to the removal from the Trust of the Mortgage Loans proposed to be retransferred) is at least equal to the Specified Overcollateralization Amount;

                     (iii) On or before the Transfer Date, the Seller shall have delivered to the Indenture Trustee, the Insurer and the Rating Agencies a revised Schedule of Mortgage Loans, reflecting the proposed retransfer (including any Qualified Replacement Mortgage Loans proposed to be transferred) and the Transfer Date, and the Servicer shall have marked its servicing records to show that the Mortgage Loans reassigned to the Seller are no longer owned by the Trust;

                     (iv) The Seller shall represent and warrant that random selection procedures were used in selecting the Mortgage Loans and no other selection procedures were used which are adverse to the interests of the Noteholders or the Insurer were utilized in selecting the Mortgage Loans to be removed from the Trust; and

                     (v) The Seller shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate certifying that the items set forth in subparagraphs (i) through (v), inclusive, have been performed or are true and correct, as the case may be. The Indenture Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

         Upon receiving the requisite information from the Seller, the Servicer shall perform in a timely manner those acts required of it, as specified above. Upon satisfaction of the above conditions, on the Transfer Date the Indenture Trustee shall deliver, or cause to be delivered, to the Seller (or its designee) the Mortgage File for each Mortgage Loan being so reassigned, and the Indenture Trustee shall execute and deliver (at the Seller's direction) to the Seller such other documents as shall be reasonably necessary to reassign such Mortgage Loans to the Seller. Any such transfer of the Trust's right, title and interest in and to Mortgage Loans shall be without recourse, representation or warranty by or of the Indenture Trustee or the Trust to the Seller.


                                  ARTICLE III

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                        OF THE SELLER AND THE SERVICER

         Section 3.1       Representations and Warranties of the Seller.

         The Seller hereby represents, warrants and covenants to the Indenture Trustee, the Servicer, the Insurer and to the Noteholders as of the Closing Date that:

         (a) The Seller is a nationally chartered banking organization duly organized and validly existing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each jurisdiction in which the nature of its respective business, or the properties owned or leased by it make such qualification necessary. The Seller has all requisite power and authority to own and operate its respective properties, to carry out its respective business as presently conducted and as proposed to be conducted and to enter into and discharge its respective obligations under this Agreement and the other Operative Documents to which it is a party.

         (b) The execution and delivery of this Agreement and the other Operative Documents to which the Seller is a party by the Seller and its performance and compliance with the terms of this Agreement and of the other Operative Documents to which it is a party have been duly authorized by all necessary action on the part of the Seller and will not violate the Seller's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Seller or any of its properties.

         (c) This Agreement and the other Operative Documents to which the Seller is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Seller enforceable against it in accordance with the terms hereof and thereof, except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

         (d) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which it is a party.

         (e) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which it is a party.

         (f) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

         (g) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Notes and the execution and delivery by the Seller of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Seller and the performance by the Seller of its respective obligations under this Agreement and such of the other Operative Documents to which it is a party.

         (h) So long as the Notes remain outstanding, this Agreement shall be treated as an official record of the Seller within the meaning of Section 13(e) of the Federal Deposit Insurance Act (12 USC 1823(e)).

         It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the Mortgage Loans to the Indenture Trustee.

         Upon discovery by the Servicer, the Seller or the Indenture Trustee of a breach of any of the representations and warranties set forth in this
Section 3.1 which materially and adversely affects the interests of the Noteholders or of the Insurer, the party discovering such breach shall give prompt written notice to the other parties and the Insurer. Within 60 days of its discovery or its receipt of notice of breach, the Seller shall cure such breach in all material respects; provided, however, that if the Seller can demonstrate to the reasonable satisfaction of the Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Insurer.

         Section 3.2       Representations and Warranties of the Servicer.

         The Servicer hereby represents, warrants and covenants to the Indenture Trustee, the Seller, the Insurer and to the Noteholders as of the Closing Date that:

         (a) The Servicer is a nationally chartered banking organization duly organized and validly existing under the laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and, is, in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Servicer has all requisite power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement and the other Operative Documents to which it is a party.

         (b) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement and the other Operative Documents to which it is a party have been duly authorized by all necessary action on the part of the Servicer and will not violate the Servicer's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or by which the Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties.

         (c) This Agreement and the other Operative Documents to which the Servicer is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

         (d) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Servicer is a party.

         (e) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Document to which it is a party or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Servicer is a party.

         (f) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by the Servicer of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Servicer and the performance by the Servicer of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

         (g) No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

         (h) The Servicing Fee is a "current (normal) servicing fee rate" as that term is used in Statement of Financial Accounting Standards No. 65 issued by the Financial Accounting Standards Board. Neither the Servicer nor any affiliate thereof will report on any financial statements any part of the Servicing Fee as an adjustment to the sales price of the Mortgage Loans.

         (i) The collection practices used by the Servicer with respect to the Mortgage Loans directly serviced by it have been, in all material respects, legal, proper, prudent and customary in the mortgage loan servicing business.

         (j) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.

         It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive delivery of the Initial Mortgage Loans to the Indenture Trustee.

         Upon discovery by the Servicer, the Seller or the Indenture Trustee of a breach of any of the representations and warranties set forth in this
Section 3.2 which materially and adversely affects the interests of the Noteholders or of the Insurer, the party discovering such breach shall give prompt written notice to the other parties and the Insurer. Within 60 days of its discovery or its receipt of notice of breach, the Servicer shall cure such breach in all material respects; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written approval of the Insurer.

         Section 3.3 Representations and Warranties of the Seller with Respect to the Mortgage Loans; Retransfer of Certain Mortgage Loans.

         (a) The Seller makes the following representations and warranties, and the Depositor makes the representations and warranties set forth in
(iv)(b) below, as to each Mortgage Loan, on which the Trust and Indenture Trustee rely in accepting the Mortgage Loan and on which the Insurer relies in issuing the Policy. Unless otherwise indicated, such representations and warranties speak as of the Closing Date, in the case of the Initial Mortgage Loans and the Transfer Date, in the case of the Qualified Replacement Mortgage Loans, but shall survive the transfer of the Mortgage Loans to the Trust and the pledge thereof to the Indenture Trustee pursuant to the Indenture:

                     (i) All of the original or certified documentation set forth in the definition of Mortgage File and in Section 2.1(g) (including all material documents related thereto) with respect to each Mortgage Loan has been or will be delivered to the Indenture Trustee as required by Section 2.1(g). All such documentation is true and accurate in all material respects. Each of the documents and instruments specified to be included therein has been duly executed and in due and proper form, and each such document or instrument is in a form generally acceptable to prudent mortgage lenders that regularly originate, purchase or sell mortgage loans comparable to the Mortgage Loans.

                     (ii) Each Mortgage Loan is being serviced by the Servicer.

                     (iii) The information set forth in the Schedule of Mortgage Loans (as amended for Qualified Replacement Mortgage Loans) for each Mortgage Loan listed is true and correct in all material respects.

                     (iv) (a) Immediately prior to the transfers and assignments herein contemplated, the Seller held good and indefeasible title to, and was the sole owner of, each Mortgage Loan conveyed by the Seller to the Depositor pursuant to Section 2.1 hereof, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to such Mortgage Loans subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfers and assignments; and immediately upon the transfers and assignments herein contemplated, the Trust will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except the lien of the Indenture and
         (b) immediately prior to the transfers and assignments herein contemplated but after giving effect to the conveyance by the Seller pursuant to Section 2.1, the Depositor held good and indefeasible title to, and was the sole owner of, each Mortgage Loan (including its Cut-Off Date Principal Balance) conveyed by the Depositor to the Trust pursuant to Section 2.1 hereof, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to such Mortgage Loans subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfers and assignments; and immediately upon the transfers and assignments herein contemplated, the Trust will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except the lien of the Indenture.

                     (v) There is no valid offset, defense or counterclaim of any obligor under any Credit Line Agreement or Mortgage. Neither the operation of any of the terms of any such Credit Line Agreement or any such Mortgage nor the exercise of any right thereunder will render either such Credit Line Agreement or such Mortgage unenforceable, in whole or in part, nor subject to any right of rescission, set-off, claim, counterclaim or defense, including, without limitation, the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                     (vi) As of the Cut-Off Date, no Minimum Monthly Payment is more than 30 days Delinquent (measured on a contractual basis).

                     (vii) Each Credit Line Agreement and each Mortgage relating to the Mortgage Loans is an enforceable obligation of the related Mortgagor, except as the enforceability thereof may be limited by the bankruptcy, insolvency or similar laws affecting creditors' rights generally.

                     (viii) With respect to each Mortgage Loan, on each date that the Coupon Rates have been adjusted, interest rate adjustments on such Mortgage Loans were made in compliance with the related Mortgage and Credit Line Agreement and applicable law.

                     (ix) Each Mortgaged Property is improved by a single (one-to-four) family residential dwelling, which may include manufactured homes, condominiums and townhouses.

                     (x) No Initial Mortgage Loan had an original Combined Loan-to-Value Ratio in excess of 105.00%.

                     (xi) Each Mortgage is a valid and subsisting first or junior lien of record on the Mortgaged Property (subject in the case of any Junior Mortgage Loan only to one or more Senior Liens on such Mortgaged Property) and subject in all cases to the exceptions to title set forth in the title insurance policy or title search, with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and except for liens for (i) real estate taxes and special assessments not yet delinquent, (ii) income taxes not yet due, (iii) any covenants, conditions and restrictions, rights of way, easements, and other matters of public record and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage.

                     (xii) To the best of the Seller's knowledge, there is no delinquent tax or assessment lien or mechanic's lien on any Mortgaged Property relating to a Mortgage Loan, and each such Mortgaged Property is free of substantial damage and is in good repair.

                     (xiii)Each Mortgage Loan at the time it was made complied in all material respects with all applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act and other consumer protection laws, real estate settlement procedure, usury, equal credit opportunity, disclosure and recording laws.

                     (xiv) With respect to each Mortgage Loan that is a First Mortgage Loan, and, to the best of the Seller's knowledge, with respect to each Mortgage Loan that is a Junior Mortgage Loan, (i) a lender's title insurance policy, issued in standard American Land Title Association form, or other form acceptable in a particular jurisdiction by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, was issued on the date of origination of such Mortgage Loan, and as of the Closing Date or the Transfer Date, as applicable, each such policy is valid and remains in full force and effect, or
         (ii) a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to any Mortgage Loan as to which no title insurance policy or binder was issued.

                     (xv) Each Credit Line Agreement is the legal, valid, binding and enforceable obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

                     (xvi) The terms of each Credit Line Agreement and each related Mortgage have not been impaired, cancelled, subordinated, rescinded, altered or modified in any material respect (except as reflected in the Mortgage File and in the Mortgage Loan Schedule), and the related Mortgaged Property has not been released from the lien of the related Mortgage, in whole or in part and no instrument has been executed that would effect such release, cancellation, subordination or rescission, except by a written instrument which (if such instrument is secured by real property) has been recorded, if necessary, to protect the interest of the Noteholders and which has been delivered to the Indenture Trustee. The substance of any other alteration or modification of a Credit Line Agreement and related Mortgaged Property is reflected on the related Schedule of Mortgage Loans.

                     (xvii) Except as otherwise required by law or the terms of the Credit Line Agreement, pursuant to the statute under which the related Mortgage Loan was made, the related Credit Line Agreement is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage.

                     (xviii) Each Mortgaged Property is located in the state identified in the Schedule of Mortgage Loans and consists of one or more parcels of real property with a residential dwelling erected thereon.

                     (xix) To the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and each such Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, so as to affect adversely the value of such Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended.

                     (xx) To the best of the Seller's knowledge, with respect to each Mortgage Loan that is a Junior Mortgage Loan, either (A) no consent for such Mortgage Loan was required by the holder of the related Senior Lien(s) prior to the making of such Mortgage Loan or
         (B) such consent has been obtained and is contained in the related Mortgage File.

                     (xxi) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available which materially interferes with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage.

                     (xxii) There is no default, breach, violation or event of acceleration existing under any Mortgage or Credit Line Agreement and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration; provided, however, that the foregoing shall not apply to the extent that the relevant default, breach, violation or other event relates to one or more of the Delinquent Mortgage Loans.

                     (xxiii) To the best of the Seller's knowledge, all parties to each Credit Line Agreement and the related Mortgage had legal capacity to execute such Credit Line Agreement and the related Mortgage and each such Credit Line Agreement and the related Mortgage have been duly and properly executed by such parties.

                     (xxiv) No selection procedures reasonably believed by the Seller to be adverse to the interests of the Noteholders or the Insurer was utilized in selecting the Mortgage Loans.

                     (xxv) No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the applicable title insurer (to the extent required by such title insurer) and which is part of the related Mortgage File delivered to the Indenture Trustee.

                     (xxvi) To the best of the Seller's knowledge, at the time of origination of each Mortgage Loan that is not a First Mortgage Loan, the related senior lien was not more than 30 days delinquent.

                     (xxvii) To the best of the Seller's knowledge, all required inspections, licenses and certificates with respect to the use and occupancy of all occupied portions of all property securing the Mortgages have been made, obtained or issued, as applicable.

                     (xxviii) To the best of the Seller's knowledge, with respect to each Mortgage Loan that is not a First Mortgage Loan, the related senior lien does not provide for negative amortization.

                       (xxix) To the best of the Seller's knowledge, with respect to each Mortgage Loan that is not a First Mortgage Loan, the maturity date of the Mortgage Loan is prior to the maturity date of the related senior lien if such senior lien provides for a balloon payment.

                       (xxx) With respect to each Mortgage Loan, (1) the improvements upon each related Mortgaged Property are covered by a valid and existing hazard insurance policy with a carrier generally acceptable to the Servicer that provides for fire and extended coverage representing coverage not less than (a) the Credit Limit of such Mortgage Loan or (b) the maximum insurable value of the related Mortgaged Property.

                    (xxxi) With respect to any Mortgage Loan which is a First Mortgage Loan, the Seller has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Servicer and the Indenture Trustee in any Mortgage Insurance Policies applicable to such Mortgage Loan, including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trust and its assignees in care of the Indenture Trustee.

                     (xxxii) To the best of the Seller's knowledge, each Mortgage Loan was underwritten in all material respects in accordance with the credit underwriting guidelines of the Seller as set forth in the Seller's underwriting guidelines, as in effect on the date of origination or acquisition.

                    (xxxiii) The Seller has received no notice of default of any First Mortgage Loan secured by any Mortgaged Property that also secures a Mortgage Loan which has not been cured by a party other than the Seller or the Servicer.

                     (xxxiv) As of the Cut-Off Date, no Mortgagor had been identified on the records of the Seller as being the subject of a current bankruptcy proceeding.

                     (xxxv) To the best of the Seller's knowledge, the Servicer and the Seller are in substantial compliance with any and all applicable licensing requirements of the law of the state wherein the property securing the Mortgage Loan is located.

                    (xxxvi) To the best of the Seller's knowledge, with respect to the Mortgage Loans, the documents, instruments and agreements submitted by each Mortgagor for loan underwriting were not falsified and contain no untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the information and the statements contained therein not misleading.

                  (xxxvii) Each Mortgage Loan conforms, and all the Mortgage Loans, in the aggregate, conform, in all material respects to the description thereof set forth in the Prospectus Supplement.

                 (xxxviii) During the period since origination, each Mortgage Loan has been serviced in accordance with applicable laws.

         (b) Upon the discovery by the Servicer, the Seller or the Indenture Trustee of a breach of any of the representations and warranties made in respect of any Mortgage Loan which materially and adversely affects the interests of the Noteholders or of the Insurer in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Insurer. The Servicer shall promptly notify the Seller of such breach and request that the Seller cure such breach or take the actions described in Section 3.4(b) hereof within the time periods required thereby, and the Seller shall cure such breach or take such actions; provided, however, that the cure for any breach of a representation and warranty relating to the characteristics of the Mortgage Loans in the aggregate shall be a reassignment of, or substitution for, only those Mortgage Loans necessary to cause such characteristics to be in compliance with the related representation and warranty, unless the Insurer shall waive such breach. Upon accepting such transfer and making any required deposit into the Principal and Interest Account or substitution of a Qualified Replacement Mortgage Loan, as the case may be, the Seller shall be entitled to receive an instrument of assignment or transfer from the Indenture Trustee to the same extent as set forth in Section
2.2 with respect to the transfer of Mortgage Loans under that Section.

         It is understood and agreed that the obligation of the Seller to accept a transfer of a Mortgage Loan as to which a breach has occurred and is continuing and to deposit the Loan Reacquisition Price in the Principal and Interest Account or to substitute a Qualified Replacement Mortgage Loan, and deposit the Substitution Amount in the Principal and Interest Account, as the case may be, shall constitute the sole remedy against the Seller respecting such breach available to Noteholders, the Indenture Trustee on behalf of the Noteholders and the Insurer.

         Section 3.4 Covenants of Seller to Take Certain Actions with Respect to the Mortgage Loans In Certain Situations.

         (a) With respect to the representations and warranties set forth in
Section 3.3 that are made to the best of the Seller's knowledge or as to which the Seller has no knowledge, if it is discovered by the Seller, the Servicer, the Indenture Trustee or any Subservicer that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan then, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty and the Seller shall cure such breach, repurchase the related Mortgage Loan at the Loan Reacquisition Price or substitute a Qualified Replacement Mortgage Loan therefor pursuant to Section 2.2(b), 3.3(b) or 3.4 hereof.

         (b) With respect to the provisos and limitations as to remedies set forth in this Section 3.4, upon the discovery by Seller, the Servicer or the Indenture Trustee that the representations and warranties set forth in Section
3.3 of this Agreement were untrue in any material respect as of the Closing Date and such breaches of the representations and warranties materially and adversely affect the interests of the Noteholders or of the Insurer, the party discovering such breach shall give prompt written notice to the other parties and the Insurer.

         The Seller acknowledges that a breach of any representation or warranty (x) relating to marketability of title sufficient to transfer unencumbered title to a Mortgage Loan or (y) relating to enforceability of the Mortgage Loan against the related Mortgagor or Mortgaged Property constitutes a breach of a representation or warranty which materially and adversely affects the interests of the Noteholders or of the Insurer in such Mortgage Loan.

         (c) Upon the earliest to occur of the Seller's discovery, its receipt of notice of breach from any one of the other parties hereto or from the Insurer or such time as a breach of any representation and warranty materially and adversely affects the interests of the Noteholders or the Insurer as set forth above, the Seller hereby covenants and warrants that it shall cure such breach in all material respects within 60 days or it shall, subject to the further requirements of this paragraph, on the Remittance Date next succeeding the end of such 60 day period (i) substitute in lieu of each Mortgage Loan which has given rise to the requirement for action by the Seller a Qualified Replacement Mortgage Loan and deliver the Substitution Amount applicable thereto to the Servicer for deposit in the Principal and Interest Account or
(ii) purchase such Mortgage Loan from the Trust at the Loan Reacquisition Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Principal and Interest Account. It is understood and agreed that the obligation of the Seller to cure the defect, substitute for, or purchase any Mortgage Loan as to which a representation or warranty is untrue in any material respect and has not been remedied shall constitute the sole remedy available to the Noteholders, the Indenture Trustee or the Insurer against the Seller, except as otherwise provided in the Insurance Agreement.

         (d) In the event that any Qualified Replacement Mortgage Loan is delivered by the Seller to the Trust pursuant to Section 2.2(b), Section 3.3(b) or Section 3.4 hereof, the Seller shall be obligated to take the actions described in Section 3.4(b) with respect to such Qualified Replacement Mortgage Loan upon the discovery by any of the Noteholders, the Servicer, the Seller, the Insurer, or the Indenture Trustee that the representations and warranties set forth in Section 3.3(a) above are untrue in any material respect on the date such Qualified Replacement Mortgage Loan is conveyed to the Trust such that the interests of the Noteholders or the Insurer in the related Qualified Replacement Mortgage Loan are materially and adversely affected.

         (e) It is understood and agreed that the covenants set forth in this
Section 3.4 shall survive the pledge of the Mortgage Loans (including the Qualified Replacement Mortgage Loans) to the Indenture Trustee on behalf of the Trust.


                                  ARTICLE IV

                         SERVICING AND ADMINISTRATION
                               OF MORTGAGE LOANS

         Section 4.1       The Servicer.

         (a) Mellon Bank, N.A. agrees to act as the Servicer and to perform all serving duties under this Agreement subject to the terms hereof.

         (b) The Servicer shall service and administer the Mortgage Loans on behalf of the Trust and the Insurer in a manner consistent with the terms of this Agreement and with general industry practice and the manner in which the Servicer services and administers mortgage loans for its own account. The Servicer shall have full power and authority, acting alone or through a subservicer, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable, it being understood, however, that the Servicer shall at all times remain responsible to the Indenture Trustee, the Insurer and the Noteholders for the performance of its duties and obligations hereunder in accordance with the terms hereof as if it were performing such duties and obligations directly and any amounts in respect of the Mortgage Loans received by any such subservicer shall be deemed to have been received by the Servicer whether or not actually received by it. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Trust and the Indenture Trustee, to execute and deliver, on behalf of itself, the Noteholders, the Insurer and the Indenture Trustee, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Seller and the Indenture Trustee shall upon written request of a Servicing Officer execute any powers of attorney and other documents prepared and furnished by the Servicer that are necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer in such capacity may also consent to the placing of a Senior Lien with respect to any Mortgage Loan on the related Mortgaged Property, provided that

                  (x) such Mortgage succeeded to a first lien position after the related Mortgage Loan was conveyed to the Trust and, immediately following the placement of such Senior Lien, such Mortgage is in a second lien position and the outstanding principal amount of the mortgage loan secured by such subsequent Senior Lien is no greater than the outstanding principal amount of the senior mortgage loan secured by the Mortgaged Property as of the date the related Mortgage Loan was originated; or

                  (y) the Mortgage relating to such Mortgage Loan was in a second lien position as of the Cut-off Date and the new Senior Lien secures a mortgage loan that refinances an existing first mortgage loan and the outstanding principal amount of the replacement first mortgage loan immediately following such refinancing is not greater than the outstanding principal amount of such existing first mortgage loan at the date of origination of such Mortgage Loan;

provided, further, that in the case of (x) and (y) above such Senior Lien does not secure a note that provides for negative amortization. In the event that the Servicer consents to the placing of a Senior Lien to that of any Mortgage on the related Mortgaged Property other than in accordance with (x) and (y) above and the senior lender forecloses upon such senior mortgage, the Servicer shall repurchase the related Mortgage Loan from the Trust for an amount equal to the Loan Acquisition Price in accordance with Section 3.4.

         The Servicer may also, without prior approval from the Rating Agencies or the Insurer, solicit Mortgagors for increases in their Credit Limits, so long as any increase in Credit Limits is consistent with the Servicer's underwriting policies and complies with the following requirements:

                  (i) the Credit Limit of any Mortgage Loan may be increased to an amount resulting in a Combined Loan-to-Value Ratio (as of the date of increase) based on the most recent Appraised Value which is not in excess of the Combined Loan-to-Value Ratio of such Mortgage Loan based on the prior Credit Limit and the prior Appraised Value;

                  (ii) the Credit Limit of any Mortgage Loan having a Combined Loan-to-Value Ratio (as of the Cut-Off Date) of less than or equal to 65% (any such Mortgage Loan, a "65% CLTV Loan") may be increased to an amount resulting in a 65% Combined Loan-to-Value Ratio (as of the date of increase); provided that the amount of such increase, together with all increases of Credit Limits with respect to any other 60% CLTV Loans which have been granted since the Closing Date, does not exceed an amount equal to 5% of the aggregate of the Credit Limits (as of the Cut-Off Date) of all 60% CLTV Loans; and

                 (iii) the Credit Limit of any Mortgage Loan (including any 60%; CLTV Loan) may be increased to an amount resulting in a 65% Combined Loan-to-Value Ratio (as of the date of increase) which is 10 percentage points greater than the Combined Loan-to-Value Ratio of such Mortgage Loan as of the Cut-Off Date; provided that (A) the Servicer shall not increase the Combined Loan-to-Value Ratio of any Mortgage Loan above 85%; and (b) the amount of such increase, together with all increases of Credit Limits with respect to any other mortgage Loans which have been granted since the Closing Date (other than Credit Limit increases with respect to 60% CLTV Loans which the Servicer elects to include under clause (i) above), does not exceed an amount equal to 5% of the aggregate of the Credit Limits (as of the Cut-Off Date) of all Mortgage Loans.

         However, in the event that a Credit Line Agreement is so modified to provide for an increased Credit Limit and the resulting Combined Loan-to-Value Ratio exceeds the limitations specified in (i), (ii) and (iii) above, the Servicer, not later than the Business Day preceding the Payment Date next following the Remittance Period during which such modification occurred, shall substitute a Qualified Replacement Mortgage Loan, for such Mortgage Loan. Any such substitution shall be accomplished in the same manner and subject to the same conditions as set forth in Section 2.3 and Section 3.4(c).

         The Servicer may also, without prior approval from the Rating Agencies or the Insurer, extend the maturity date of a Mortgage Loan in connection with any permissible extension of the related Draw Period, so long as no such extension would cause the maturity date of the Mortgage Loan to occur later than February 28, 2026, or unless the Insurer consents in writing thereto.

         Subject to the other provisions of this Section 4.1, the Servicer may agree to changes in the terms of a Mortgage Loan at the request of the Mortgagor provided that such changes (i) do not materially and adversely affect the interests of Noteholders or the Insurer and (ii) are consistent with prudent and customary business practice as evidenced by a certificate signed by a Servicing Officer delivered to the Indenture Trustee and the Insurer.

         In addition to the foregoing, the Servicer may solicit Mortgagors to change the related Coupon Rate; provided that such changes (i) do not materially and adversely affect the interests of Noteholders or the Insurer,
(ii) are consistent with prudent and customary business practice as evidenced by a certificate signed by a Servicing Officer delivered to the Indenture Trustee and the Insurer and (iii) do not decrease the weighted average Margin of the Mortgage Loans to an amount below 3.50%. Nothing herein shall limit the right of the Seller to solicit Mortgagors with respect to new loans (including mortgage loans) that are not Mortgage Loans.

         The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Indenture Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         (c) In the event that the rights, duties and obligations of the Servicer are terminated hereunder, any successor to the Servicer in its sole discretion may, to the extent permitted by applicable law, terminate the existing subservicer arrangements with any subservicer or assume the terminated Servicer's rights under such subservicing arrangements which termination or assumption will not violate the terms of such arrangements. The Servicer shall at its expense, upon request of its successor, deliver to the assuming party documents and records relating to each subservicing arrangement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the subservicing arrangement to the assuming party.

         Section 4.2 Collection of Certain Mortgage Loan Payments; Mortgage Loan Payment Record.

         (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the foregoing, and without limiting the generality of the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan, (ii) modify payments of monthly principal and interest on any Mortgage Loan becoming subject to the terms of the Civil Relief Act, in accordance with the Servicer's general policies of comparable mortgage loans subject to the Civil Relief Act, and (iii) arrange with a Mortgagor a schedule for the payment of interest due and unpaid; provided that such arrangement is consistent with the Servicer's policies with respect to the mortgage loans it owns or services; provided, further, that notwithstanding such arrangement such Mortgage Loans will be included in the information regarding delinquent Mortgage Loans set forth in the Servicer Report and monthly statement to Noteholders pursuant to Section 4.14.

         (b) The Servicer shall establish and maintain with the Indenture Trustee or one of the Indenture Trustee's Affiliates a separate trust account (the "Principal and Interest Account") titled "Wells Fargo Bank Minnesota, N.A., as Trustee, in trust for the registered holders of Mellon Home Equity Line of Credit Asset-Backed Notes, Series 2001-1 -- Principal and Interest Account." The Principal and Interest Account shall be an Eligible Account. The Servicer shall on the Closing Date deposit any amounts representing payments on, and any collections in respect of, the Mortgage Loans received on or after the Cut-Off Date and prior to the Closing Date, and thereafter the Servicer or the Seller, as the case may be, shall deposit within two Business Days (unless the requirements of Subsection (c) below have been met) following receipt thereof the following payments and collections received or made by it (without duplication):

                     (i) all payments on and collections in respect of the Mortgage Loans;

                     (ii) the aggregate Loan Reacquisition Prices and Substitution Amounts for Mortgage Loans purchased or substituted for by the Seller pursuant to Section 2.2 or 3.4;

                     (iii) the aggregate purchase price of the Mortgage Loans purchased by the Servicer pursuant to Section 4.1;

                     (iv) Net Liquidation Proceeds net of any related Foreclosure Profit;

                     (v)   Mortgage Insurance Proceeds; and

                     (vi) amounts required to be paid by the Seller in connection with the termination of the Trust pursuant to Section 9.1 of the Trust Agreement;

provided, however, that with respect to each Remittance Period, the Servicer shall retain (x) from payments in respect of interest on the Mortgage Loans, the Servicing Fee for such Remittance Period, (y) any unreimbursed Servicing Advance from amounts specified in Section 4.4(x) of this Agreement and (z) any unreimbursed P&I Advance made by the Servicer pursuant to Section 4.18 from the repayment or recovery of delinquent amounts on a Mortgage Loan as to which such P&I Advance was made. The foregoing requirements respecting deposits to the Principal and Interest Account are exclusive, it being understood that, without limiting the generality of the foregoing, the Servicer need not deposit in the Principal and Interest Account amounts representing Foreclosure Profits, fees (including annual fees) payable by Mortgagors, or amounts received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items. The Servicer shall remit all Foreclosure Profits to the Seller.

         On each Remittance Date, the Servicer shall withdraw from the Principal and Interest Account the Monthly Remittance Amount for such Remittance Date and shall transfer it to the Note Account for distribution pursuant to Section 8.6 of the Indenture on the related Payment Date. In addition, the Servicer shall notify the Indenture Trustee in writing on each Determination Date of the amount of payments and collections in the Principal and Interest Account allocable to Interest Collections and Principal Collections for the following Payment Date.

         The Servicer may cause the institution maintaining the Principal and Interest Account to invest any funds in the Principal and Interest Account in Eligible Investments (including obligations of the Servicer or any of its affiliates, if such obligations otherwise qualify as Eligible Investments), which shall mature not later than the Determination Date and shall not be sold or disposed of prior to its maturity. Any such investment shall be registered in the name of the Indenture Trustee as trustee hereunder or in the name of its nominee and to the extent such investments are certificated they shall be maintained in the possession of the Trustee in the State in which its Corporate Trust Office is located. Except as provided above, all income and gain realized from any such investment, net of any loss, in any Remittance Period shall be additional servicing compensation for the Servicer.

         (c) Notwithstanding Section 4.2(b), so long as Mellon Bank, N.A. is acting as Servicer hereunder and (i) the Servicer has and maintains a certificate of deposit rating of at least "P-1" by Moody's and "A-1" by Standard & Poor's, and deposit insurance provided by either the Bank Insurance Fund or the Savings Association Insurance Fund or (ii) the Servicer provides to the Indenture Trustee a letter of credit or other credit support acceptable to each Rating Agency and the Insurer, then the Servicer may deposit in the Note Account amounts received with respect to the Mortgage Loans (whether or not allocable to principal of or interest on the Principal Balance) and which will constitute the Monthly Remittance Amount for the next Payment Date, not later than 12:00 noon New York time, on the Remittance Date with respect to such Payment Date.

         Section 4.3       Withdrawals from the Principal and Interest Account.

         If the Servicer deposits in the Principal and Interest Account any amount not required to be deposited therein or any amount in respect of payments by Mortgagors by checks subsequently returned for insufficient funds or other reason for non-payment it may at any time withdraw such amount from the Principal and Interest Account, and any such amounts shall not be included in the amounts to be deposited in the Principal and Interest Account pursuant to Section 4.2, any provision herein to the contrary notwithstanding. Any withdrawal permitted by this paragraph may be accomplished by delivering an Officer's Certificate to the Indenture Trustee which describes the purpose of such withdrawal. If the facts set forth on the face of such Officer's Certificate indicate that amounts deposited were not required to be deposited or credited under the terms of Section 4.2, the Indenture Trustee shall permit the Servicer to withdraw or debit such amount as provided in this Section 4.3.

         Section 4.4 Maintenance of Hazard Insurance; Property Protection Expenses.

         The Servicer shall use its reasonable best efforts to cause to be delivered to it at the date of origination of each Mortgage Loan hazard insurance naming the Servicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan from time to time or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time. Amounts collected by the Servicer under any such policies shall be deposited in the Principal and Interest Account to the extent called for by Section 4.2. In cases in which any Mortgaged Property is located in a federally designated flood area, the hazard insurance to be maintained for the related Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of the Federal Flood Emergency Act. The Servicer shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         The Servicer will pay all "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations, including, but not limited to, the cost of (i) Preservation Expenses, (ii) the cost of any enforcement or judicial proceedings, including (a) foreclosures, and (b) other legal actions and costs associated herewith that potentially affect the existence, validity, priority, enforceability or collectibility of the Mortgage Loans, including collection agency fees and costs of pursuing or obtaining personal judgments, garnishments, levies, attachment and similar actions, (iii) the cost of the conservation, management, liquidation, sale or other disposition or any Mortgaged Property acquired in satisfaction of the related Mortgage Loan including reasonable fees paid to any independent contractors in connection therewith, and (iv) advances to keep senior liens current, unless with respect to any of the foregoing the Servicer has determined that such advance would constitute a Nonrecoverable Advance. Each such amount so paid will constitute a "Servicing Advance." The Servicer may recover Servicing Advances (x) from the Mortgagors to the extent permitted by the Mortgage Loans, from Liquidation Proceeds realized upon the liquidation of the related Mortgage Loan and from Mortgage Insurance Proceeds, and (y) as provided in Section 8.6(c) of the Indenture.

         Section 4.5       Assumption and Modification Agreements.

         In any case in which a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall exercise or refrain from exercising its right to accelerate the maturity of such Mortgage Loan consistent with the then current practice of the Servicer and without regard to the inclusion of such Mortgage Loan in the Trust. If it elects not to enforce its right to accelerate or if it is prevented from doing so by applicable law, the Servicer (so long as such action conforms with the Servicer's underwriting standards at the time for new originations) is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Credit Line Agreement and, to the extent permitted by applicable law, the Mortgagor remains liable thereon. The Servicer shall notify the Indenture Trustee that any assumption and modification agreement has been completed by delivering to the Indenture Trustee an Officer's Certificate certifying that such agreement is in compliance with this Section 4.5 and, in accordance with Section 2.1(g), shall retain, as bailee for the Indenture Trustee, the original copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Mortgage File to the same extent as all other documents and instruments constituting a part thereof. No change in the terms of the related Credit Line Agreement may be made by the Servicer in connection with any such assumption: to the extent that such change would not be permitted to be made in respect of the original Credit Line Agreement pursuant to Section 4.1(b). Any fee collected by the Servicer for entering into any such agreement will be retained by the Servicer as additional servicing compensation.

         Section 4.6       Realization Upon Defaulted Mortgage Loans.

         The Servicer shall foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default when, in the opinion of the Servicer based upon the practices and procedures referred to in the following sentence, no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.2; provided that if the Servicer has actual knowledge or reasonably believes that any Mortgaged Property is affected by hazardous or toxic wastes or substances and that the acquisition of such Mortgaged Property would not be commercially reasonable, then the Servicer will not cause the Trust or Indenture Trustee to acquire title to such Mortgaged Property in a foreclosure or similar proceeding and, if any such property so acquired is determined to be affected by hazardous or toxic wastes or substances, the Indenture Trustee shall not be liable and shall be indemnified by the Seller to the full extent of any liability pursuant to the Comprehensive Environmental Response, Compensation and Liability Act or any similar state statute with respect to such matters. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (which may include, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default) and procedures as it shall deem, necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Servicer shall not be required to advance its own funds in connection with any foreclosure unless it shall determine that such expenditure will increase Net Liquidation Proceeds. Any such amounts advanced pursuant to this Section 4.6 shall constitute Servicing Advances within the meaning of Section 4.4.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale for such REO Property shall be issued to the Indenture Trustee, or to its nominee on behalf of the Noteholders and the Insurer. The Servicer shall manage, conserve, protect and operate each REO Property for the Noteholders solely for the purpose of its prompt disposition and sale. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Noteholders and the Insurer, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Noteholders and the Insurer for the period prior to the sale of such REO Property.

         Section 4.7       Indenture Trustee to Cooperate.

         On or before each Payment Date, the Servicer will notify the Indenture Trustee of the payment in full of the Principal Balance of any Mortgage Loan during the preceding Remittance Period, which notification shall be by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant, to Section 4.2 have been so deposited). Upon any such payment in full, the Servicer is authorized to execute pursuant to the authorization contained in Section 4.1 an instrument of satisfaction regarding the related Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto. It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or transfer shall be reimbursed from amounts deposited in the Principal and Interest Account. If the Indenture Trustee is holding the Mortgage Files, from time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, the Indenture Trustee shall, upon request of the Servicer and delivery to the Indenture Trustee of two copies of a Request for Release, in the form annexed hereto as Exhibit F, signed by a Servicing Officer (or in a mutually agreed upon electronic format that, in lieu of a signature, will originate from a Servicing Officer), release the related Mortgage File to the Servicer and the Indenture Trustee shall execute such documents, in the forms provided by the Servicer, as shall be necessary to the prosecution of any such proceedings or the taking of other servicing actions. Such Request for Release shall obligate the Servicer to return the Mortgage File to the Indenture Trustee to the extent required pursuant to Section 2.1(g) when the need therefor by the Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, the Servicer shall deliver two copies a certificate of a Servicing Officer similar to that hereinabove specified so stating.

         In order to facilitate the foreclosure of the Mortgage securing any Mortgage Loan that is in default and as to which recordation of the Assignments of Mortgage in accordance with the provisions of this Agreement has occurred, the Indenture Trustee shall, if so requested in writing by the Servicer, execute an appropriate assignment in the form provided to the Indenture Trustee by the Servicer to assign such Mortgage Loan to the Servicer for the purpose of collection (any such assignment shall unambiguously indicate that the assignment is for the purpose of collection only), and, upon such assignment, the Servicer shall thereupon bring all required actions in its own name and otherwise enforce the terms of the Mortgage loan and deposit or credit the Net Liquidation Proceeds, exclusive of Foreclosure Profits, received with respect thereto in the Principal and Interest Account. In the event that all delinquent payments due under any such Mortgage Loan are paid by the Mortgagor and any other defaults are cured then the Servicer shall promptly reassign such Mortgage Loan to the Indenture Trustee to the extent required in accordance with Section 2.1(h) and return the related Mortgage File to the place where it was being maintained.

         Section 4.8 Servicing Compensation; Payment of Certain Expense by Servicer.

         The Servicer shall be entitled to receive the Servicing Fee in accordance with Section 4.2(b) as compensation for its services in connection with servicing the Mortgage Loans. Moreover, net investment earnings on the P& I Account and the Note Account (other than net investment earnings on amounts in the Note Account from the day prior to each Payment Date to such Payment
Date), additional servicing compensation in the form of late payment charges or other receipts not required to be deposited in the Principal and Interest Account (other than Foreclosure Profits) shall be retained by the Servicer. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided herein.

         Section 4.9       Annual Statement as to Compliance.

         (a) The Servicer will deliver to the Indenture Trustee, the Insurer and the Rating Agencies, on or before April 20 of each year, beginning April 20, 2002, an Officer's Certificate stating that (i) a review of the activities of the Servicer during the preceding fiscal year ending December 31 (or such shorter period as is applicable in the case of the first report) and of its performance under this Agreement had been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has, fulfilled all its material obligations under this Agreement throughout such fiscal year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

         (b) The Servicer shall deliver to the Indenture Trustee, the Insurer and each of the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice by means of an Officer's Certificate of any event which with the giving of notice or the lapse of time or both, would become an Event of Default.

         Section 4.10      Annual Servicing Report.

         On or before April 20 of each year, beginning April 20, 2002, the Servicer at its expense shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish a report to the Indenture Trustee, the Seller, the Insurer and each Rating Agency to the effect that such firm, with respect to the Servicer's overall servicing operations (i) performed applicable tests in accordance substantially in compliance with the testing procedures as set forth in Appendix 3 of the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees, (ii) examined such operations substantially in compliance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and in either case stating such firm's conclusions relating thereto or (iii) examined such operations in accordance with the requirements of SAS 70.

         Section 4.11 Access to Certain Documentation and Information Regarding the Mortgage Loans.

         (a) The Servicer shall provide to the Indenture Trustee, the Insurer and the agents and examiners of each of the foregoing (when accompanied by each of the foregoing) access to the documentation regarding the Mortgage Loans required by applicable state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer.

         Upon any change in the format of the computer tape maintained by the Servicer in respect of the Mortgage Loans, the Servicer shall deliver a copy of such computer tape to the Indenture Trustee and in addition shall provide a copy of such computer tape to the Indenture Trustee and the Insurer at such other times as the Indenture Trustee or the Insurer may reasonably request.

         Section 4.12      Maintenance of Certain Servicing Insurance Policies.

         The Servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond together, shall comply with the requirements from time to time of the Federal National Mortgage Association for persons performing servicing for mortgage loans purchased by such Association.

         Section 4.13      Reports to the Securities and Exchange Commission.

         Within 15 days after each Payment Date, the Indenture Trustee shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the statement to the Noteholders for such Payment Date as an exhibit thereto. Prior to January 30, 2002, the Indenture Trustee shall, in accordance with industry standards, file a Form 15 Suspension Notification with respect to the Trust Estate, if applicable. Prior to March 30, 2002, the Indenture Trustee shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust Estate. The Owner Trustee and the Servicer hereby grant to the Indenture Trustee a limited power of attorney to execute and file each such document on behalf of the Owner Trustee and Servicer. Such power of attorney shall continue until either the earlier of (i) receipt by the Indenture Trustee from the Owner Trustee and the Servicer of written termination of such power of attorney and (ii) the termination of the Trust Estate. The Owner Trustee and the Servicer agree to promptly furnish to the Indenture Trustee, from time to time upon request, such further information, reports, and financial statements within their control related to this Agreement and the Mortgage Loans as the Indenture Trustee reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Indenture Trustee shall have no responsibility to file any items other than those specified in this Section.

         Section 4.14      Servicer Report.

         On the tenth day of each month, the Servicer shall send to the Indenture Trustee and the Insurer a report (the "Servicer Report"), in the form of a computer tape or other electronic media, detailing the aggregate payments on the Mortgage Loans during the prior Remittance Period. Such tape shall be in the form and have the specifications as may be agreed to between the Servicer and the Indenture Trustee and the Insurer from time to time.

         Section 4.15      Liability of Servicer and Seller.

         (a) The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any subservicing agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or otherwise, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer and nothing contained in such Subservicing Agreement shall be deemed to limit or modify this Agreement. The Trust shall not indemnify the Servicer for any losses due to the Servicer's or any subservicer's negligence.

         (b) The Servicer, with respect to (i) below and the Seller with respect to (ii) below, shall defend, indemnify and hold harmless the Indenture Trustee (including its officers, directors, employees and agents), the Owner Trustee (including its officers, directors, employees and agents), the Depositor and the Trust from and against any and all claims, damages, liabilities, losses, costs and expenses (including the reasonable fees and expenses of counsel) to the extent that such claims, damages, liabilities, losses, costs or expenses arose out of, or were imposed upon the Indenture Trustee, the Owner Trustee, the Depositor or the Trust in connection with or by reason of (i) any failure by the Servicer to perform its duties under this Agreement or any errors or omissions of the Servicer related to such duties, including the making of any inaccurate representations or warranties hereunder or (ii) in the case of each of the Indenture Trustee or the Owner Trustee, the performance of their duties or the exercise of their rights hereunder or under the other Operative Documents, except to the extent that such claim, damage, liability, loss, cost or expense resulted from the Indenture Trustee's or the Owner Trustee's negligence or willful misconduct. The provisions of this
Section 4.15(b) shall run directly to and be enforceable by each injured party subject to the limitations hereof, and the indemnification provided by the Servicer to the Indenture Trustee, the Owner Trustee, the Noteholders, the Depositor and the Trust pursuant to this Section 4.15(b) shall survive the payment in full of the Notes, the termination of the Indenture and the resignation or removal of the Indenture Trustee or the Owner Trustee. The Servicer or the Seller, as applicable, shall pay any amounts owing pursuant to this Section 4.15(b) directly to the indemnified Person within thirty (30) days of request thereof, and such amounts shall not be deposited in either the Principal and Interest Account or the Note Account. Indemnification under this
Section 4.15(b) shall include reasonable fees and expenses of counsel and expenses of litigation reasonably incurred. If the Servicer or the Seller has made any indemnity payments to the Indenture Trustee, the Owner Trustee, the Depositor or the Trust pursuant to this Section 4.15(b) and such party thereafter collects any of such amounts from others, such party will promptly repay such amounts collected to the Servicer, or the Seller without interest.

         Section 4.16      Subservicing Agreements Between Servicer and
Subservicers.

         The Servicer may enter into subservicing agreements for any servicing and administration of Mortgage Loans with any institution (including affiliates) which is acceptable to the Insurer and is in compliance with the laws of each state necessary to enable it to perform its obligations under such subservicing agreement. The Servicer shall give notice to the Indenture Trustee and the Insurer of the appointment of any subservicer and shall furnish to the Insurer and the Rating Agencies a copy of the subservicing agreement, unless the subservicer is an affiliate of the Servicer. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when any subservicer has received such payments. Any such subservicing agreement shall be consistent with and not violate the provisions of this Agreement.

         Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between the subservicer and the Servicer alone and the Insurer, the Indenture Trustee and the Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any subservicer except as set forth in Section 4.1(c).

         Section 4.17      Resignation of the Servicer.

         Subject to Section 5.1(c), the Servicer shall not resign from the obligations and duties hereby imposed on it except:

         (1) upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement or

         (2) if

                           (a)    the Servicer has proposed a successor
                  Servicer to the Indenture Trustee in writing and the proposed successor Servicer is reasonably acceptable to the Indenture Trustee;

                           (b)    each Rating Agency has delivered a
                  letter to the Indenture Trustee before the appointment of the successor Servicer stating that the proposed appointment of the successor Servicer as Servicer under this Agreement will not result in the reduction or withdrawal of the then current rating of the Notes without regard to the Policy; and

                           (c) the proposed successor Servicer is acceptable to the Insurer in its sole discretion, as evidenced by a letter to the Indenture Trustee.

         Any determination pursuant to clause (1) above permitting the resignation of the Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Indenture Trustee and the Insurer. Any resignation of Mellon Bank, N.A., as Servicer shall not relieve it of responsibility for the obligations specified in Section 8.2 of the Trust Agreement.

         Section 4.18      P&I Advances.

         On each Remittance Date, the Servicer may at its discretion, but shall not be obligated to, with respect to each Mortgage Loan for which the Minimum Monthly Payment due during the related Remittance Period has not yet been received, advance the amount of such delinquent payment (such advance, a "P&I Advance") by depositing the aggregate amount of P&I Advances for such Remittance Date into the Note Account.


                                   ARTICLE V

                             SERVICING TERMINATION

         Section 5.1       Events of Servicing Termination.

         (a) If any one of the following events ("Event of Servicing Termination") shall occur and be continuing:


                     (i) The Servicer shall fail to deliver to the Indenture Trustee any proceeds or required payment, which failure continues unremedied for three Business Days following written notice to an Authorized Officer of the Servicer from the Indenture Trustee or from the Insurer or Noteholders evidencing Percentage Interests aggregating not less than 25%; provided, however, that if the Servicer does not remit the Monthly Remittance Amount to the Note Account by the day prior to the Payment Date, without limiting the foregoing, the Servicer shall pay to the Indenture Trustee, for the account of the Indenture Trustee, interest at the Prime Rate thereon from such day prior to the Payment Date to but not including the date that such remittance is made;

                     (ii) The Servicer shall (I) apply for or consent to the appointment of a receiver, trustee, liquidator, conservator, custodian or similar entity with respect to itself or its property,
         (II) admit in writing its inability to pay its debts generally as they become due, (III) make a general assignment for the benefit of creditors, (IV) be adjudicated a bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (VI) take corporate action for the purpose of effecting any of the foregoing;

                     (iii) If without the application, approval or consent of the Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator, conservator or custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of 75 consecutive days;

                     (iv) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 3.2 or perform any of its covenants or other obligations hereunder (except those otherwise provided for pursuant to clauses (i) and (v) of this
         Section 5.1(a)), which failure materially and adversely affects the interests of the Noteholders or Insurer and which failure continues for a period of 30 days after the Servicer's discovery or receipt of notice thereof from the Indenture Trustee, the Insurer, or Noteholders evidencing Percentage Interests aggregating not less than 25%; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Insurer that it is diligently pursuing remedial action, then the cure period may be extended with the written consent of the Insurer; or

                     (v) The Servicer shall fail to make any required Servicing Advance which failure continues for 30 days or more after written notice from the Insurer if such failure has a material and adverse affect on Net Liquidation Proceeds, in the sole determination of the Insurer;

then, and in each and every such case, so long as an Event of Servicing Termination shall not have been remedied by the Servicer, either the Indenture Trustee or the Noteholders evidencing Percentage Interests aggregating not less than 51%, in each case with the written consent of the Insurer, or the Insurer, in all cases with and by notice then given in writing to the Servicer and the Indenture Trustee may terminate all of the rights and obligations of the Servicer as servicer under this Agreement. Any such notice to the Servicer shall also be given to each Rating Agency and the Insurer. Within 90 days after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Mortgage Loans or otherwise, shall pass to and be vested in the Indenture Trustee pursuant to and under this Section 5.1 and, without limitation, the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of each Mortgage Loan and related documents, or otherwise. The Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Indenture Trustee for the administration by it of all cash amounts that shall at the time be held by the Servicer and to be deposited by it in the Note Account, or that have been deposited by the Servicer in the Note Account or thereafter received by the Servicer with respect to the Mortgage Loans. The Indenture Trustee shall be entitled to be reimbursed from the Servicer (or by the Trust pursuant to Section 5.9 or 8.6 of the Indenture if the Servicer is unable to fulfill its obligations hereunder) for all costs associated with the transfer of servicing from the predecessor servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee to service the Mortgage Loans properly and effectively. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Servicer pursuant to this Section 5.1 shall be paid by the predecessor Servicer (or if the predecessor Servicer is the Indenture Trustee, the initial Servicer) upon presentation of reasonable documentation of such costs and expenses.

         Nothing herein shall relieve the Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Indenture Trustee, the Seller, the Insurer and the Noteholders with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations. The Servicer shall immediately notify the Indenture Trustee and the Insurer in writing of any Events of Servicing Termination.

         (b) In addition to the foregoing, the Insurer may remove the Servicer upon the occurrence of any of the following:

                     (i) the Servicer shall fail to deliver to the Indenture Trustee any proceeds or required payment, which failure continues unremedied for three Business Days following written notice to an Authorized Officer of the Servicer from the Indenture Trustee or from the Insurer or Noteholders evidencing Percentage Interests aggregating not less than 25%;

                     (ii) the Servicer shall fail to make any required Servicing Advance which failure continues for 30 days or more after written notice from the Insurer if such failure has a material and adverse affect on Net Liquidation Proceeds, in the sole determination of the Insurer; or

                     (iii) the failure of the Servicer to perform one or more of its material obligations under this Agreement, which failure continues for thirty days or more after written notice from the Insurer.

         (c) No removal or resignation of the Servicer shall become effective until the Indenture Trustee or a successor servicer acceptable to the Insurer shall have assumed the Servicer's responsibilities and obligations in accordance with this Section.

         (d) Upon removal or resignation of the Servicer, the Servicer also shall promptly deliver or cause to be delivered to a successor servicer or the Indenture Trustee all the books and records (including, without limitation, all Mortgage Files or portions thereof in the Servicer's possession and all records kept in electronic form) that the Servicer has maintained for the Mortgage Loans, including all tax bills, assessment notices, insurance premium notices and all other documents then in the Servicer's possession.

         (e) Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly and immediately to the Indenture Trustee or the successor Servicer.

         (f) Upon removal or resignation of the Servicer, the Indenture Trustee (x) may solicit bids for a successor servicer as described below, and
(y) pending the appointment of a successor Servicer as a result of soliciting such bids, shall serve as Servicer pursuant to this Section 5.1. The Indenture Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has shareholders' equity of not less than $5,000,000, as determined in accordance with generally accepted accounting principles, and acceptable to the Insurer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. The compensation of any successor servicer (including, without limitation, the Indenture Trustee) so appointed shall be the aggregate Servicing Fees, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Section 4.8.

         (g) In the event the Indenture Trustee solicits bids as provided above, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Servicer shall be entitled to the full amount of the aggregate Servicing Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Section 4.8. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

         (h) The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account or the Note Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Indenture Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

         (i) The Servicer which is being removed or is resigning shall give notice to the Mortgagors and to Moody's and S&P of the transfer of the servicing to the successor.

         (j) The Indenture Trustee shall give notice to the Insurer, Moody's and S&P and to the Noteholders of the occurrence of any event specified in
Section 5.1(a) of which the Indenture Trustee has actual knowledge.

         (k) The Indenture Trustee or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall thereupon make all Servicing Advances which the Servicer has theretofore failed to pay with respect to the Mortgage Loans.

         Section 5.2       Inspections by Insurer.

         At any reasonable time and from time to time upon reasonable notice, the Insurer, the Indenture Trustee, or any agents or representatives thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer with any of its officers or directors.

         Section 5.3 Merger, Conversion, Consolidation or Succession to Business of Servicer.

         Any corporation into which the Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to all or substantially all of the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto provided that such corporation meets the qualifications set forth in Section 5.1(f).

         Section 5.4       Notification to Noteholders.

         Upon any termination or appointment of a successor to the Servicer pursuant to this Article V, the Indenture Trustee shall give prompt written notice thereof to the Noteholders at their respective addresses appearing in the Note Register, the Insurer and each Rating Agency.

         Section 5.5       Notices of Material Events.

         The Servicer shall give prompt notice to the Insurer, the Indenture Trustee, Moody's and S&P of the occurrence of any of the following events:

         (a) Any default or any fact or event which results in the occurrence of a default by the Seller or the Servicer under any Operative Document or would constitute a material breach of a representation, warranty or covenant under any Operative Document.

         (b) The submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Seller or the Servicer in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or any such proceedings threatened by any governmental agency, which, if adversely determined, would have a material adverse effect upon any of the Seller's or the Servicer's ability to perform its obligations under any Operative Document.

         (c) The commencement of any proceedings by or against the Seller or the Servicer under any applicable bankruptcy, reorganization, liquidation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, trustee or other similar official shall have been, or may be, appointed or requested for the Seller or the Servicer; and

         (d) The receipt of notice from any agency or governmental body having authority over the conduct of the Seller's or the Servicer's business that the Seller or the Servicer is to cease and desist, or to undertake any practice, program, procedure or policy employed by the Seller or the Servicer in the conduct of the business of any of them, and such cessation or undertaking will materially adversely affect the conduct of the Seller's or the Servicer's business or its ability to perform under the Operative Documents or materially adversely affect the financial affairs of the Seller or the Servicer.


                                  ARTICLE VI

                     ADMINISTRATIVE DUTIES OF THE SERVICER

         Section 6.1       Administrative Duties with Respect to the Indenture.

         The Servicer shall perform all its duties and the duties of the Trust under the Indenture. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Trust under the Indenture. The Servicer shall monitor the performance of the Trust and shall advise the Owner Trustee when action is necessary to comply with the Trust's duties under the Indenture. The Servicer shall prepare for execution by the Trust or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Trust to take pursuant to the Indenture.

         (a)  Duties with Respect to the Trust.

                     (i) In addition to the duties of the Servicer set forth in this Agreement or any of the Operative Documents, the Servicer shall perform such calculations and shall prepare for execution by the Trust or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Operative Documents or under state and federal tax and securities laws, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Trust to take pursuant to this Agreement or any of the Operative Documents. In accordance with the directions of the Trust or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Mortgage Loans (including the Operative Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Trust or the Owner Trustee and are reasonably within the capability of the Servicer.

                     (ii) Notwithstanding anything in this Agreement or any of the Operative Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Indenture Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) with respect to the Certificateholders' interest in the Trust as contemplated by this Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Indenture Trustee pursuant to such provision.

                     (iii) Notwithstanding anything in this Agreement or the Operative Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Trust or the Depositor set forth in Section 5.1(a), (b), (c) and (d) of the Trust Agreement with respect to, among other things, accounting and reports with respect to the Certificateholders' interest in the Trust.

                     (iv) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Trust (with the written consent of the Insurer) and shall be, in the Servicer's opinion, no less favorable to the Trust or the Insurer in any material respect.

         (b) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article VI unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Insurer of the proposed action and the Owner Trustee and the Insurer shall have consented in writing thereto or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

                     (i)  the amendment of or any supplement to the Indenture;

                    (ii) the initiation of any claim or lawsuit by the Trust and the compromise of any action, claim or lawsuit brought by or against the Trust (other than in connection with the collection of the Mortgage Loans);

                   (iii) the amendment, change or modification of this Agreement or any of the Operative Documents;

                    (iv) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of Successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                      (v) the removal of the Indenture Trustee.

         (c) Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Operative Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders under the Operative Documents, (2) sell the Trust Property pursuant to Section 5.6 of the Indenture, (3) take any other action that the Trust directs the Servicer not to take on its behalf (unless the Insurer so directs) or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

         (d) Responsibility. The Indenture Trustee or any successor Servicer shall not be responsible for any obligations or duties of the Servicer under this Section 6.1.

         Section 6.2       Records

         The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Trust, the Indenture Trustee and the Insurer at any time during normal business hours.

         Section 6.3       Additional Information to be Furnished to the Trust

         The Servicer shall furnish to the Trust, the Indenture Trustee and the Insurer from time to time such additional information regarding the Mortgage Loans as the Trust, the Indenture Trustee or the Insurer shall reasonably request.

                                  ARTICLE VII

                                 MISCELLANEOUS

         Section 7.1       Compliance Certificates and Opinions.

         Upon any application or request by the Seller, the Insurer or the Noteholders to the Indenture Trustee to take any action under any provision of this Agreement, the Seller or the Noteholders, as the case may be, shall furnish to the Indenture Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of any documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

         Except as otherwise specifically provided herein, each certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

         (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto.

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

         (c) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 7.2      Form of Documents Delivered to the Indenture Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate of an Authorized Officer of the Indenture Trustee may be based, insofar as it relates to legal matters, upon an opinion of counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the opinion is erroneous. Any such certificate of an Authorized Officer of the Indenture Trustee or any opinion of counsel may be based, insofar as it relates to factual matter upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Seller or of the Servicer, stating that the information with respect to such factual matters is in the possession of the Seller or of the Servicer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Indenture Trustee, stating that the information with respect to such matters is in the possession of the Indenture Trustee, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any opinion of counsel may be based on the written opinion of other counsel, in which event such opinion of counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

         Section 7.3       Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and the Insurer has consented thereto in writing, and, where it is hereby expressly required, to the Seller. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Indenture Trustee and the Trust, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c)  The ownership of the Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Noteholder shall bind the Noteholder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Notes.

         Section 7.4       Notices, etc. to Indenture Trustee.

         Any request, demand, authorization, direction, notice, consent, waiver or act of the Noteholders or other documents provided or permitted by this Agreement to be made upon, given or furnished to, or filed with the Indenture Trustee by any Noteholder, the Insurer or by the Seller shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Indenture Trustee at its Corporate Trust Office as set forth in the Indenture.

         Section 7.5       Notices and Reports to Noteholders; Waiver of
Notices.

         Where this Agreement provides for notice to Noteholders of any event or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

         Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Agreement provides for notice to any rating agency that rated any Notes, failure to give such notice shall not affect any other rights or obligations created hereunder.

         Section 7.6       Successors and Assigns.

         All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

         Section 7.7       Severability.

         In case any provision in this Agreement or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 7.8       Benefits of Agreement.

         Nothing in this Agreement or in the Notes, expressed or implied, shall give to any Person, other than the Noteholders, the Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

         Section 7.9       Legal Holidays.

         In any case where the date of any Payment Date, any other date on which any distribution to any Noteholder is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Agreement) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Payment Date, or such other date for the payment of any distribution to any Noteholder or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

         Section 7.10      Governing Law.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 7.11      Counterparts.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 7.12      Usury.

         The amount of interest payable or paid on any Note under the terms of this Agreement shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the State of New York or any applicable law of the United States permitting a higher maximum nonusurious rate that preempts such applicable New York laws, which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Note exceeds the Highest Lawful Rate, the Trust stipulates that such excess amount will be deemed to have been paid to the Noteholder inadvertently in error by the Indenture Trustee acting on behalf of the Trust and the Noteholder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Indenture Trustee on behalf of the Trust, refund the amount of such excess or, at the option of such Noteholder, apply the excess to the payment of principal of such Note, if any, remaining unpaid in any event, the Indenture Trustee shall not be responsible for any repayment of such excess payments. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Noteholders of Notes for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Notes.

         Section 7.13      Amendment.

         (a) The Indenture Trustee, the Seller and the Servicer, may at any time and from time to time, with the prior written approval of the Insurer but without the giving of notice to or the receipt of the consent of the Noteholders, amend this Agreement, and the Indenture Trustee shall consent to such amendment, for the purpose of (i) curing any ambiguity, or correcting or supplementing any provision hereof which may be inconsistent with any other provision hereof, or to add provisions hereto which are not inconsistent with the provisions hereof, or (ii) complying with the requirements of the Code and the regulations proposed or promulgated thereunder; provided, however, that any such action shall not, (i) as evidenced in writing from the Rating Agencies delivered to the Indenture Trustee, reduce the then-current rating on the Notes or (ii) as evidenced by an opinion of counsel delivered to the Indenture Trustee, materially and adversely affect the interests of any Noteholder (without its written consent).

         (b) The Indenture Trustee, the Seller and the Servicer may, at any time and from time to time, with the prior written approval of the Insurer but without the giving of notice to or the receipt of the consent of the Noteholders, amend this Agreement, and the Indenture Trustee shall consent to such amendment, for the purpose of changing the definition of "Specified Overcollateralization Amount" (as defined in the Insurance Agreement); provided, however, that no such change shall affect the weighted average life of the Notes (assuming an appropriate prepayment speed as determined by the Underwriters as evidenced in writing) by more than five percent, as determined by the Underwriters.

         (c) In addition to (a) and (b) this Agreement may also be amended by the Indenture Trustee, the Seller, and the Servicer at any time and from time to time, with the prior written approval of the Insurer and not less than a majority of the Percentage Interest represented by the Notes then Outstanding, for the purpose of adding any provisions or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders hereunder; provided, however, that no such amendment shall (a) change in any manner the amount of, or change the timing of, payments which are required to be distributed to any Noteholder without the consent of such Noteholder or (b) reduce the aforesaid percentages of Percentage Interests which are required to consent to any such amendments, without the consent of all Noteholders then Outstanding.

         (d) The Insurer, the Noteholders, Moody's and S&P shall be provided with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

         Section 7.14      The Insurer.

         The Insurer is a third-party beneficiary of this Agreement. Any right conferred to the Insurer shall be suspended during any period in which the Insurer is in default in its payment obligations under the Policy except with respect to amendments to this Agreement pursuant to Section 7.13. During any period of suspension the Insurer's rights hereunder shall vest in the Noteholders of the Notes and shall be exercisable by the Noteholders of at least a majority in Percentage Interest of the Notes then Outstanding. At such time as the Notes are no longer Outstanding hereunder and the Insurer has been reimbursed for all payments made pursuant to the Policy to which it is entitled hereunder, the Insurer's rights hereunder shall terminate. Except at such time as an Insurer Default has occurred and is continuing, the Insurer shall be deemed the 100% Noteholder for purposes of all voting rights, consents, directions, notices and waivers hereunder.

         Section 7.15      Notices.

         All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

         The Indenture Trustee:            Wells Fargo Bank Minnesota, N.A.
                                           11000 Broken Land Parkway
                                           Columbia, Maryland  21044
                                           ATTN:  Mellon Heloc 2001-1
                                           Fax:  (410) 884-2363
                                           Confirmation:  (410) 884-2000

         and

         The Seller and Servicer:          Mellon Bank,  N.A.
                                           One Mellon Bank Center
                                           500 Grant Street
                                           Pittsburgh, Pennsylvania  15258
                                           Attn:  Asset Backed Finance,
                                                  AIM 151-0410
                                           Fax: (412) 234-5434
                                           Confirmation: 412-236-6559

         The Depositor:                    J.P. Morgan Acceptance Corporation I
                                           60 Wall Street
                                           New York, New York 10260
                                           Tel: (212) 834-5512

         The Insurer:                      Ambac Assurance Corporation
                                           One State Street Plaza
                                           New York, New York 10004
                                           Attention:  Structured Finance
                                                       Department -MBS
                                           Fax:  (212) 363-1459
                                           Confirmation:  (212) 668-0340

         In each case in which notice or other communication to the Insurer refers to an Event of Servicing Termination, a claim on the Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the general counsel (fax no. 212-208-3558 and with the same confirmation number as stated above) and should be marked "URGENT MATERIAL ENCLOSED".




         Moody's:                          Moody's Investors Service
                                           99 Church Street
                                           New York, New York 10007
                                           Attention: The Home Equity
                                           Monitoring Department

         S&P:                              Standard & Poor's Ratings Group
                                           55 Water Street
                                           New York, New York 10041
                                           Attention:  Mortgage Surveillance
                                                       Group

         The Trust:                        Mellon Home Equity Line of Credit
                                           Trust 2001-1
                                           c/o Wilmington Trust Company, as
                                               Owner Trustee
                                           Rodney Square North
                                           1100 North Market Street
                                           Wilmington, Delaware 19890

         Section 7.16      Limitation of Liability.

         It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Trust under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Trust under this Agreement or any related documents.


                           [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                 MELLON BANK, N.A.,
                                   as Seller and Servicer


                                 By: /s/ William J. Weinbrenner
                                    ----------------------------------------
                                      Name:  William J. Weinbrenner
                                      Title: Vice President


                                 MELLON HOME EQUITY LINE OF CREDIT
                                   TRUST 2001-1,


                                 By: WILMINGTON TRUST COMPANY, not in its
                                   individual capacity but solely as
                                   Owner Trustee


                                 By: /s/ Patricia Evans
                                    ----------------------------------------
                                      Name:  Patricia Evans
                                      Title:  Senior Financial Services Officer


                                 J.P. MORGAN ACCEPTANCE CORPORATION I,
                                   as Depositor

                                 By:  /s/ Anthony Hermann
                                    ----------------------------------------
                                      Name:  Anthony Hermann
                                      Title:  Vice President


                                 WELLS FARGO BANK MINNESOTA, N.A.
                                 not in its individual capacity but solely as Indenture Trustee


                                 By:  /s/ Amy Doyle
                                    ----------------------------------------
                                      Name:  Amy Doyle
                                      Title:  Assistant Vice President



                                                                      EXHIBIT B


                                  [Reserved]



                                                                      EXHIBIT C


                                  [Reserved]



                                                              [List Addressees]

                                                                      EXHIBIT D

                  FORM OF TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT

         Wells Fargo Bank Minnesota, N.A., a national banking association, in its capacity as indenture trustee (the "Indenture Trustee") under that certain Sale and Servicing Agreement, dated as of March 1, 2001 (the "Sale and Servicing Agreement"), by and among Mellon Bank, N.A., a nationally chartered banking association, as Seller (the "Seller"), Mellon Bank, N.A., as Servicer, the Depositor Acceptance Corporation I, Mellon Home Equity Line of Credit Trust 2001-1, as Trust, and the Indenture Trustee, hereby acknowledges receipt of the items delivered to it by the Seller with respect to the Mortgage Loans.


         The Schedule of Mortgage Loans is attached to this Receipt.


         The Indenture Trustee hereby additionally acknowledges that it shall review such items as required by Section 2.2(a) of the Sale and Servicing Agreement and shall otherwise comply with Section 2.2(b) of the Sale and Servicing Agreement as required thereby.



                                    WELLS FARGO BANK MINNESOTA, N.A., as
                                    Indenture Trustee



                                    By:
                                        ---------------------------------------
                                         Name:
                                         Title:



         Dated:  ______________


                                                              [List Addressees]

                                                                      EXHIBIT E

                             FORM OF CERTIFICATION

         WHEREAS, the undersigned is an Authorized Officer of Wells Fargo Bank Minnesota, N.A., a national banking association, acting in its capacity as indenture trustee (the "Indenture Trustee") of a certain pool of mortgage loans (the "Pool") heretofore conveyed in trust to the Indenture Trustee, pursuant to that certain Sale and Servicing Agreement, dated as of March 1, 2001 (the "Sale and Servicing Agreement"), by and among Mellon Bank, N.A., a nationally chartered banking association, as Seller (the "Seller"), Mellon Bank, N.A., as Servicer, the Depositor Acceptance Corporation I, as Depositor, Mellon Home Equity Line of Credit Trust 2001-1, as Trust, and the Indenture Trustee; and

         WHEREAS, the Indenture Trustee is required, pursuant to Section 2.2(a) of the Sale and Servicing Agreement, to review certain items from the Mortgage Files relating to the Pool within a specified period following the Closing Date and Transfer Date and to notify the Seller promptly of any defects with respect to the Pool, and the Seller is required to remedy such defects or take certain other action, all as set forth in Section 2.2(b) of the Sale and Servicing Agreement; and

         WHEREAS, Section 2.2(a) of the Sale and Servicing Agreement requires the Indenture Trustee to deliver this Certification upon the satisfaction of certain conditions set forth therein;

         NOW, THEREFORE, the Indenture Trustee has determined that as to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in this Certification as not covered by this Certification), (i) all documents required to be delivered to it (contained in a Mortgage File) pursuant to the Sale and Servicing Agreement are in its possession and (ii) such documents have been reviewed by it and on their face appear to relate to such Mortgage Loan. The Indenture Trustee makes no certification hereby, however, with respect to any intervening assignments or assumption and modification agreements. Capitalized terms used but not defined in this Certification shall have the meanings provided pursuant to the Sale and Servicing Agreement.

                                    WELLS FARGO BANK
                                    MINNESOTA, N.A.,



                                    By:
                                         --------------------------------------
                                           Name:
                                           Title:

Date:_______________


                                                                      EXHIBIT F

                       REQUEST FOR RELEASE OF DOCUMENTS

                                    [DATE]


To:      Wells Fargo Bank Minnesota, N.A.
         1015 10th Avenue S.E.
         Minneapolis, MN  55414-0031
         Attn:  Inventory Control

         Re: The Sale and Servicing Agreement dated as of March 1, 2001, among, Mellon Home Equity Line of Credit Trust 2001-1, as Trust, J.P. Morgan Acceptance Corporation I, as Depositor, Mellon Bank, N.A., as Seller and Servicer, and Wells Fargo Bank Minnesota, N.A., as Indenture Trustee

         In connection with the administration of the Mortgage Loans held by you, as Indenture Trustee, pursuant to the above-captioned Sale and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

          1.     Mortgage Paid in Full
------
          2.     Foreclosure
------
          3.     Substitution
------
          4.     Other Liquidation
------
          5.     Nonliquidation     Reason:
------                                       --------------

                                    By:
                                         --------------------------------------
                                             (authorized signer of [_________])
                                    Issuer:
                                              ---------------------------------
                                    Address:
                                              ---------------------------------
                                    Date:
                                              ---------------------------------

Trustee
Wells Fargo Bank Minnesota, N.A.
Please acknowledge the execution of the above request by your signature and date below:


------------------------                     ----------------
Signature                                    Date


Documents returned to Trustee:


------------------------                     ----------------
Trustee                                      Date